Exhibit 32

CERTIFICATION OF PERIODIC REPORT OF
PRINCIPAL EXECUTIVE OFFICER
AND OF
PRINCIPAL FINANCIAL OFFICER
OF

ROCHESTER GAS AND ELECTRIC CORPORATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          We, James P. Laurito, President and Chief Executive Officer, and Joseph J. Syta, Vice President - Controller and Treasurer, of Rochester Gas and Electric Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) Rochester Gas and Electric Corporation's Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 (the "Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Rochester Gas and Electric Corporation.
Date: May 3, 2006	/s/James P. Laurito James P. Laurito President and Chief Executive Officer
/s/Joseph J. Syta Joseph J. Syta Vice President - Controller and Treasurer